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                                                                   EXHIBIT 10.22

2004 Executive Compensation Plan

Scott Schwartzman
COO/CFO

Components of Compensation:
Base Salary
Cash Bonus Incentive
Stock Options

2004 Plan
Base Salary:                                                    $ 195,000
Target Cash Incentive:                                          $ 100,000
                                                                ---------
Total Cash Compensation                                         $ 295,000

Current Equity (stock options held)                               950,000
Stock Options to be Granted in 2004*:                             500,000

*Special vesting schedule 25% after 1 year, 50% after 2 years, 25% after 3 years

2004 Cash Incentive Model:

Paid annually
Key Metric: EBIDTA
Minimum threshold to begin earning some bonus $700,000
Bonus caps at 150% of your target incentive and is earned at $3,000,000 EBIDTA.

You will earn 6.522% of every dollar for total year 2004 EBIDTA beginning at $700,000 and capping at $3,000,000. Your cash incentive caps at 150% of your target cash incentive stated above. 75% of the total earned will be paid regardless. 25% of this total will be awarded based on individual performance as determined by CEO.

Cash incentive will be paid in Q1 2005 to employees who were employed through the end of FY2004.

Stock Options:

As part of your long term compensation for ServiceWare, you will receive a new grant of 500,000 options of ServiceWare stock that will vest over three years.

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Severance Agreement

Your severance agreement will remain as stated in your employment agreement.

In consideration for the foregoing severance agreement and incentive plan, and as a condition precedent to the granting thereof, you must sign a current ServiceWare Technologies, Inc. Confidentiality, Non-Competition and Assignment of Inventions Agreement, in the form attached hereto, and have it in our files.

Please sign, make a copy for yourself and return to Human Resources.

Signature: ____________________________________________________